     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 2000.

                                       INVESTMENT COMPANY ACT FILE NO. 811-



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)


                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940            /X/

                                AMENDMENT NO. __                     / /




                            READINGTON HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)


        Registrant's Telephone Number, including Area Code: 609-282-2800


                                 TERRY K. GLENN
                            READINGTON HOLDINGS, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                         MAILING ADDRESS: P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                     (Name and Address of Agent for Service)

                                EXPLANATORY NOTE

         This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Securities of the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such securities will be offered and sold solely in transactions that are exempt from the registration requirements of the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Registrant.

                  PART A: INFORMATION REQUIRED IN A PROSPECTUS

ITEMS 1 - 7.

         Not Applicable.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

         GENERAL

         Readington Holdings, Inc. (the "Company") was incorporated in the State of New Jersey on June 22, 1989 as a wholly-owned subsidiary of Medco Containment Services, Inc., which is now a wholly-owned subsidiary of Merck & Co., Inc. ("Merck"). The Company became subject to registration under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of a change in the nature of its assets and the placement of shares of its capital stock to more than 100 investors.

         The Company is a non-diversified closed-end management investment company, as those terms are defined in Sections 4(3), 5(a)(2), and 5(b)(2) of the 1940 Act.

         INVESTMENT OBJECTIVES AND POLICIES

         The Company's investment objectives, which cannot be changed without the approval of its stockholders, are to maximize current income consistent with the preservation of capital and to match the maturities of investments with operating and dividend payment needs. To achieve these objectives, the Company has invested in the right to receive dividends (the "Dividend Receipts") on the following shares (the "Underlying Shares") of the following five money market funds (the "Money Market Funds"):

         (i) 135,000,000 shares of Short-Term Investments Co.-Liquid Assets Portfolio, a Maryland corporation;

         (ii) 150,000,000 shares of Short-Term Investment Co.-Prime Portfolio, a Maryland corporation;

         (iii) 150,000,000 shares of Short-Term Investments Trust-Treasury Portfolio, a Delaware business trust;

         (iv) 165,000,000 shares of Merrill Lynch Institutional Money Market Fund; and

         (v) 200,000,000 shares of Merrill Lynch Premier Institutional Money Market Fund.

The Dividend Receipts entitle the holder to all dividends paid on the Underlying Shares of the Money Market Funds until December 1, 2023 for the funds listed in
(i) through (iii) above (collectively, the "Short-Term Investment Portfolios") and December 14, 2023 for the funds listed in (iv) and (v) above (together, the "Institutional Funds").

         In order to fix future cash flows on the Dividend Receipts, the Company has also entered into two swap agreements (collectively, the "Swap Agreements") with Merrill Lynch Capital Services, Inc. ("MLCS"). Under the first swap (the "Bullet Payment Swap"), the Company will make a one-time payment on December 4, 2023 (the "Swap Termination Date") to MLCS equal to the compounded value of a series of floating rate payments on a fixed notional amount of $172,223,000. In return, the Company will receive from MLCS a fixed one-time payment at the Swap Termination Date equal to $629,626,000. These two payments will be set off against each other, and only the excess amount will actually change hands.

         Under the second swap (the "Fixed/Floating Swap"), the Company will make monthly floating rate payments to MLCS at a rate equal to the blended rate received on the Dividend Receipts, and in return, the Company will receive monthly payments from MLCS at a fixed rate of 6.62%, in each case on a notional amount of

$627,777,000. These payments will also be set off against each other and only the excess amount will actually be paid.

         As of August 11, 2000, the Company's investments were concentrated exclusively in the Dividend Receipts, the Swap Agreements and cash.

         RISK FACTORS

         Default by Swap Counterparty; Income and Credit Risk. The Company has entered into the Fixed/Floating Swap with MLCS. Under the Fixed/Floating Swap, the amount that the Company must pay to MLCS in exchange for the fixed rate payments is approximately the same as the income that the Company expects to receive under the Dividend Receipts. As a result, provided that the Company pays the dividends received under the Dividend Receipts to MLCS and is not otherwise in default under the Fixed/Floating Swap, the Company will receive a return of 6.62% per annum from the Fixed/Floating Swap, regardless of the performance of the Underlying Shares. However, if MLCS defaults on its obligations to make fixed rate payments under the Swap Agreements, the Company's income will fluctuate based on the performance of the Dividend Receipts and any New Investments, and may decline as a result of interest rate movements. Furthermore, if an issuer of any security owned by the Company or the Money Market Funds fails to make expected payments of dividends, interest or principal in a timely manner, or if the rate of return on such assets is below the anticipated levels, the Company would not have sufficient income to pay its obligations under the Swap Agreements, and as a result, MLCS would be relieved of its obligations to make further payments following the termination of the Swap Agreements. In that case, or if MLCS or the Company otherwise defaults under the Swap Agreements or the Swap Agreements are terminated for any other reason, the Company may not have sufficient assets to pay distributions or return holders' investments upon liquidation.

         Effects of Leverage. The Company has two classes of shares, the Class A Senior Stock, par value $1,000 per share, and the Class B Junior Stock, par value $1,000 per share (together, the "Shares"). Class A Senior Stockholders are entitled to a monthly dividend at the rate of 6.596% of the par amount per annum (the "Base Class A Dividend"), as well as an annual dividend to the extent the Company's investment company taxable income (as determined in accordance with section 852(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) exceeds $41,507,000 (the "Annual Class A Dividend" and, together with the Base Class A Dividend, the "Class A Dividend"). The Class B Junior Stock is eligible to receive dividends (the "Class B Dividend") only after the Class A Dividend has been paid in full. The Class A Dividend and Class B Dividend are described more completely under "Item 10. Capital Stock, Long-Term Debt, and Other Securities".

         The consequence of the foregoing capital structure is that the Class B Junior Stock may be subject to the effects of leverage. If the Company earns a greater return on investments than it pays to holders of the Class A Senior Stock, holders of the Class B Junior Stock will have a return. However, if the Company fails to earn as much on investments as is needed to pay dividends on the Class A Senior Stock, holders of the Class B Junior Stock will not receive a dividend. The following table* illustrates why using this capital structure magnifies the volatility of the value to the Class B Junior Stock of the Company's investment portfolio:


Assumed return on portfolio
(net of expenses) .........................    -10%     -5%      0%     5%     10%

Corresponding
return to Class B Junior Stockholder ...... -10.87%  -5.83%  -0.79%  4.25%   9.29%


--------------

* The table assumes that the value of the Company's assets remains the same. The figures in the table are hypothetical, and used solely for the purpose of explaining the effects of leverage. Actual returns may be greater or less than those shown on the table.

         OTHER POLICIES

         The Company may invest in assets other than the Dividend Receipts (the "New Investments"). The New Investments may consist of:

         - obligations issued by the U.S. Treasury, or guaranteed by the U.S. Government;

         -     obligations issued or guaranteed by U.S. federal agencies;

         -     commercial paper;

         - repurchase agreements fully collateralized by U.S. Government and/or U.S. Federal Agency securities with a maximum maturity of seven days (provided that the market value of the collateral securities, when marked to market, must be equal to or greater than 102% of the face value of the repurchase agreement);

         -     corporate bonds and notes, and medium-term notes; and

         -     money market mutual funds.

         For the New Investments, the minimum short-term debt rating of money market instruments or other instruments with a maturity of less than one year is First Tier, as defined in Rule 2a-7 under the 1940 Act, and the minimum long-term debt rating for all other instruments is "A" by at least two Nationally Recognized Statistical Rating Organizations. Furthermore, the assets of the Company, which include the Dividend Receipts (other than the Dividend Receipts which relate to the Underlying Shares of the Institutional Funds) and the New Investments, will at all times maintain an average credit rating of "AA". The average credit rating will be calculated in accordance with procedures outlined in the Investment Advisory Agreement. The credit ratings of the Dividend Receipts shall be assumed to be the credit rating of the underlying Money Market Funds.

         FINANCIAL STATEMENTS

         See "Item 23. Financial Statements" for the financial statements and schedules required by Regulation S-X.

ITEM 9.  MANAGEMENT

         BOARD OF DIRECTORS

         The Company's Board of Directors (the "Board" and its members, the "Directors") has overall responsibility to manage and control the business and affairs of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business.

         INVESTMENT ADVISER

         The Board has engaged Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011 (the "Investment Adviser"), to provide the Company with investment advisory and management services. The Investment Adviser is a limited partnership whose limited partner is Merrill Lynch & Co., Inc., a financial services holding company, ("ML & Co."), and whose general partner is Princeton Services, Inc. ("Princeton Services"). The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates, including Merrill Lynch Investment Managers, had approximately $556 billion in investment company and other portfolio assets under management as of May 2000. This amount includes assets managed for Merrill Lynch affiliates.

         The Management and Investment Advisory Agreement, dated as of August 11, 2000 (the "Investment Advisory Agreement"), between the Company and the Investment Adviser provides that, subject to the supervision of the Board, the Investment Adviser is responsible for the actual management of the Company's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to any restrictions set forth in the Certificate of Incorporation and By-Laws of the Company and the investment objectives and policies set forth below under "Item
17. Investment Objectives and Policies" and ultimately to review by the Board.

         For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Company will pay the Investment Adviser a monthly fee at the annual rate of 0.20% of the first $50 million of the average monthly value of the New Investments of the Company, 0.15% of the next $50 million of the average monthly value of the New Investments of the Company, 0.10% of the next $150 million of the average monthly value of the New Investments of the Company, and 0.08% of the average monthly value of the New Investments of the Company over $250 million. The average monthly value will be calculated in accordance with procedures established by the Board. In addition, the Company will pay the Investment Adviser at the end of each calendar month a management fee for certain management services described in the Investment Advisory Agreement. The Investment Adviser will not be paid any fee based on the value of the Dividend Receipts or the Swap Agreements.

         CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Co., 225 Franklin Street, Boston, MA 02110, acts as the custodian (the "Custodian") for the Company's investment securities pursuant to a Custody Agreement, dated as of August 11, 2000 (the "Custody Agreement"). The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Company's investments and maintaining books of original entry for Company accounting and other required books and accounts.

         Merrill Lynch Investment Partners Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 which is a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent, dividend disbursing agent and shareholder servicing agent (the "Transfer Agent") pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement, dated as of August 11, 2000 (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

         PORTFOLIO MANAGEMENT

         Patrick Maldari, Vice President and Portfolio Manager for the Company, is primarily responsible for the day-to-day management of the Company's portfolio. Mr. Maldari has been Managing Director of Americas Fixed Income for Merrill Lynch Investment Managers since 1999 and an employee of Merrill Lynch Investment Managers since 1984.

         INDEPENDENT AUDITORS

         Beginning August 10, 2000, Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, is the independent auditor of the Company. The independent auditor is responsible for auditing the annual financial statements of the Company.

         EXPENSES

         The Investment Adviser is responsible for expenses in connection with maintaining the staff and personnel necessary to perform its obligations under the Investment Advisory Agreement, and provides the related office space, facilities, equipment and necessary personnel. The Investment Adviser also pays the compensation of all officers and Directors of the Company who are affiliated persons of the Investment Adviser. The Company is responsible for all other expenses.

         CONTROL PERSONS

         As of August 11, 2000, 96.96% of the outstanding shares of Class B Junior Stock, representing 96.18% of the Company's total outstanding shares of voting stock, was owned by Merck Holdings, Inc. ("Merck Holdings") a wholly-owned subsidiary of Merck. As of August 11, 2000, MLCS, a wholly-owned subsidiary of ML & Co., owned 100% of the outstanding shares of Class A Senior Stock, and as a result, MLCS is entitled to elect two of the five members of the Board of Directors of the Company. See "Item 19. Control Persons and Principal Holders of Securities".

ITEM 10.  CAPITAL STOCK, LONG TERM DEBT, AND OTHER SECURITIES

         CAPITAL STOCK

         The Company is authorized to issue up to 624,626 shares, of which up to 5,000 may be shares of Class A Senior Stock and up to 619,626 may be shares of Class B Junior Stock. The designations and the powers, preferences and rights of, and the qualifications, limitations or restrictions on the Class A Senior Stock and Class B Junior Stock are summarized below.

         Class A Senior Stock

         Dividends. The holders of the Class A Senior Stock are entitled to receive, when and as declared by the Board of Directors out of funds legally available:

         - cash dividends on the Class A Senior Stock, at the rate of 6.596% of the par amount per annum on the basis of a year of 360 days (the "Base Rate") payable monthly; plus

         - an additional amount, payable annually, equal to the excess, if any, of Income Available for Preferred Dividends (as defined below) for the relevant fiscal year over the amount required to pay dividends for that year at the Base Rate on the Class A Senior Stock, in each case in amounts as determined by the Board of Directors. The holders of the Class A Senior Stock are not entitled to any further dividends.

         Dividends on the Class A Senior Stock at the Base Rate are cumulative from their date of issue and are payable monthly. In addition, if the Board of Directors determines during any fiscal year that there will be Income Available for Preferred Dividends for that fiscal year in excess of the amount required to pay dividends on the Class A Senior Stock at the Base Rate, it will declare and pay that amount effective at the end of that year. None of the foregoing provisions with respect to the declaration and payment of excess Income Available for Preferred Dividends over the Base Rate shall be construed to increase the Base Rate (which shall be the amount stated above). The excess dividend portion of the Class A Senior Stock dividend will be deemed to have been paid to the holders of the Class A Senior Stock to the extent of any consent dividend, within the meaning of Section 565 of the Code, declared by the Board of Directors in favor of the holders of the Class A Senior Stock.

         The term "Income Available for Preferred Dividends" means an amount equal to the investment company taxable income of the Company determined in accordance with Section 852(a)(1) of the Code or any similar successor provision for the relevant fiscal year, as determined by or at the direction of the Board of Directors, in excess of $41,507,000.

         Voting Rights. Each share of Class A Senior Stock will have one vote. In addition to any separate voting rights provided by the Business Corporation Act, approval of a majority vote of the outstanding shares of Class A Senior Stock, voting as a class, is required of (A) any plan of reorganization adversely affecting the Class A Senior Stock or (B) any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

         Liquidation. On any voluntary or involuntary liquidation or dissolution of the Company, before any distribution may be made to the holders of shares of any other class of stock, and after the payment of all debts, the holders of the Class A Senior Stock will be entitled to receive $10,000,000 plus an amount equal to all unpaid accumulated dividends on the Class A Senior Stock (the "Priority Distribution"), whether or not earned or declared, before anything is paid to or on account of the Class B Junior Stock. All remaining cash or assets in excess of the Priority Distribution will be distributed to the holders of the Class B Junior Stock without limitation.

         Liability to Further Calls or to Assessments. Holders of Class A Senior Stock are not liable for calls or assessments.

         Preemptive Rights, Conversion Rights, Redemption Provisions, and Sinking Fund Provisions. The holders of shares of Class A Senior Stock do not have any rights to convert their shares into shares of any other class or series of capital stock of the Company. Holders of Class A Senior Stock have no redemption or preemptive rights.

         Other Obligations. Immediately after issuance, the Class A Senior Stock must have an asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% and no declaration of any dividend, or of any other distribution, on the Class B Junior Stock or any purchase of Class B Junior Stock will be permitted, unless in every such case the Class A Senior Stock has at the time of the declaration of any dividend or distribution or at the time of such purchase an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         Class B Junior Stock

         Dividends. After (a) all accumulated dividends on the Class A Senior Stock have been fully paid or set apart for payment, (b) all Base Class A Dividends on the Class A Senior Stock for the current and all preceding dividend periods shall have been paid or set aside for payment, and (c) all previously declared dividends on the Class A Senior Stock for the current and all preceding dividend periods of the current fiscal year shall have been paid or set apart for payment, the holders of the Class B Junior Stock are entitled to receive dividends, if, as and when the Board of Directors declares a dividend, out of any funds of the Company legally available for the payment of such dividends.

         Voting Rights. Each share of Class B Junior Stock will have one vote.

         Liquidation. On any voluntary or involuntary liquidation or dissolution of the Company, the holders of the Class B Junior Stock shall not be entitled to any payment or distribution until the amount to which the holders of the Class A Senior Stock are entitled have been paid or set aside for them. Thereafter, the holders of the Class B Junior Stock shall be entitled to receive all of the remaining assets of the Company available for distribution to its stockholders without limitation.

         Liability to Further Calls or to Assessments. Holders of Class B Junior Stock are not liable for calls or assessments.

         Preemptive Rights, Conversion Rights, Redemption Provisions, and Sinking Fund Provisions. The holders of shares of Class B Junior Stock do not have any rights to convert their shares into shares of any other class or series of capital stock of the Company. Holders of Class B Junior Stock have no redemption or preemptive rights.

         Subdivision of Shares

         The Company shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combine (by reverse stock split, reclassification, recapitalization or otherwise) the outstanding shares of Class A Senior Stock unless the outstanding shares of Class B Junior Stock shall be proportionately subdivided or combined.

         The Company shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combine (by reverse stock split, reclassification, recapitalization or otherwise) the outstanding shares of Class B Junior Stock unless the outstanding shares of Class A Senior Stock shall be proportionately subdivided or combined.

         OTHER SECURITIES

         The Company has no long-term debt or other class of securities outstanding.

         TAXES

         The Company will elect to be treated as, and should qualify as, a regulated investment company (a "RIC"), as defined in Section 851 of the Code, for U.S. federal income tax purposes. As a RIC, the Company will not be subject to U.S. Federal income tax on investment company taxable income and net capital gains distributed to stockholders if, as intended, the Company distributes at least 90% of its investment company taxable income, and all of its net capital gains, to stockholders each year. The Company also expects to make such distributions as are necessary to avoid the imposition of the federal excise tax on certain undistributed income.

         Distributions of investment company taxable income (which generally includes payments under the Swap Agreements, dividends, interest, net short-term capital gains and other income, other than net capital gains, all net of operating expenses) will be taxable to a U.S. stockholder as ordinary income. Distributions of net capital gains generally will be taxable to a U.S. stockholder as long-term capital gain. Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

         Stockholders will not be subject to the alternative minimum tax with respect to distributions from the Company.

         OUTSTANDING SECURITIES

         The following table sets forth information regarding each class of authorized securities of the Company as of August 11, 2000:


                                                             (3)                    (4)
                                                       AMOUNT HELD BY      AMOUNT OUTSTANDING
        (1)                             (2)            REGISTRANT FOR      EXCLUSIVE OF AMOUNT
  TITLE OF CLASS                 AMOUNT AUTHORIZED      ITS ACCOUNT           SHOWN UNDER (3)
  --------------                 -----------------     --------------      ------------------

Class A Senior Stock ....                5,000               --                    5,000

Class B Junior Stock ....              619,626               --                  619,626

ITEM 11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES

         Not applicable.

ITEM 12.  LEGAL PROCEEDINGS

         Not applicable.

ITEM 13.  TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

         Not applicable

      PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

ITEM 14.  COVER PAGE

         Not applicable.

ITEM 15.  TABLE OF CONTENTS

         Not applicable.

ITEM 16.  GENERAL INFORMATION AND HISTORY

         The Company was incorporated in the State of New Jersey on June 22, 1989 as a wholly-owned subsidiary of Merck Holdings. Prior to August 10, 2000, the Company was a holding company. On August 10, 2000, the Company changed its name from MCCO Corp. to Readington Holdings, Inc.

         Pursuant to a recapitalization of the Company on August 10 and 11, 2000:

         - Merck Holdings contributed its 96.20% interest in the Dividend Receipts to the Company, in exchange for 600,781 shares of Class B Junior Stock;

         - MLCS contributed its 3.80% interest in the Dividend Receipts to the Company, in exchange for 5,000 shares of Class A Senior Stock and 18,736 shares of Class B Junior Stock;

         -     the Company entered into the Swap Agreements with MLCS; and

         - the Company sold an aggregate of 109 shares of Class B Junior Stock to a group of 109 accredited investors (as defined in Regulation D under the 1933 Act) at the price of $1,000 per share.

         As a result of the sale of the Shares to more than 100 investors, the Company became subject to registration under the 1940 Act.

ITEM 17.  INVESTMENT OBJECTIVES AND POLICIES

         GENERAL

         The Company will invest primarily in the Dividend Receipts. The Dividend Receipts were created by three separate trust agreements, dated as of December 10, 1998 (the "Trust Agreements"), among Merck, Chase Bank of Texas, National Association, and Chase Manhattan Bank Delaware, and two separate custody agreements, dated December 14, 1998 (the "Custody Agreements" and, together with the Trust Agreements, the "Deposit Agreements"), between Merck and United States Trust Company of New York. In 1998, pursuant to the Deposit Agreements, Merck deposited the Underlying Shares of the five Money Market Funds into three separate trusts and two custodial accounts and received in exchange
(a) certificates entitling the holder to the corpus of the trusts (or the Underlying Shares) (the "Principal Receipts") and (b) Dividend Receipts. The Dividend Receipts entitle the holder to all the dividends paid on the Underlying Shares of the Money Market Funds until December 1, 2023 (for shares of the Short Term Investment Portfolios) and December 14, 2023 (for shares of the Institutional Funds).

         FUNDAMENTAL POLICIES

         The Company has issued senior securities, the Class A Senior Stock, as described in "Item 10. Capital Stock, Long-Term Debt, and Other Securities". Currently, the Company does not intend to sell securities short, purchase securities on margin, or write put and call options. The Company may, from time to time, borrow money in connection with the operation of its business and its investment needs in principal amounts not to exceed 50% of its total assets immediately after any such borrowing. The Company will not underwrite securities of any issuer, except that it may purchase portfolio securities under circumstances in which the Company might be deemed upon sale to be an underwriter as that term is defined in the 1933 Act. The Company's investments will be concentrated in the Dividend Receipts and the Swap Agreements. The Company does not intend to invest in real estate or real estate mortgage loans. The Company does not intend to invest in commodities or commodity contracts. The Company does not intend to make loans to any person.

         OTHER INVESTMENT POLICIES AND RESTRICTIONS

         The Company may invest in New Investments, as described in "Item 8. General Description of the Registrant". The New Investments may not consist of:

         - debt securities issued by ML & Co., The Chase Manhattan Corporation, Citigroup, Inc., or any of their respective affiliates;

         -     equity securities or preferred stock; or

         -     foreign currency denominated obligations.

         The maximum effective duration of any individual New Investment may not exceed five years, and the average effective duration of the New Investments as a whole may not exceed two years. Other than investments in the Dividend Receipts, securities of the U.S. Government, U.S. federal agencies or other regulated investment companies, the Company's investments in the securities of any one issuer may not exceed 5% of the aggregate market value of the Company's total assets, and the Company's investments in any one issuer may not constitute more than 10% of the outstanding voting securities of such issuer. New Investments may include repurchase agreements as long as the aggregate market value of the Dividend Receipts and New Investments, other than repurchase agreements, constitute at least 50% of the aggregate market value of the Company's assets and repurchase agreements with any one counterparty (together with any investments in securities of such counterparty) do not exceed 25% of the aggregate market value of the New Investments. In addition, to maintain its qualification as a RIC under the Code, the Company will make New Investments in a manner that ensures that substantially all of the Company's income is investment-related.

         The minimum short-term debt rating of New Investments in money market instruments or other instruments with a maturity less than one year will be at the time of purchase First Tier, as defined in Rule 2a-7 under the 1940 Act, and the minimum long-term debt rating for New Investments in all other instruments is "A" by at least two Nationally Recognized Statistical Rating Organizations. The assets of the Company, including the Dividend Receipts (other than the Dividend Receipts relating to the Underlying Shares of the Institutional Funds) and the New Investments, will at all times maintain an average credit rating of at least "AA". The average credit rating will be calculated in accordance with procedures outlined in the Investment Advisory Agreement. The average credit rating will be calculated in accordance with procedures outline in the Investment Advisory Agreement. The credit rating of the Dividend Receipts shall be assumed to equal the credit rating of the money market funds issuing the Underlying Shares.

ITEM 18.  MANAGEMENT

         DIRECTORS AND OFFICERS

         A listing of the directors and officers of the Company and their business experience for the past five years follows. An asterisk (*) indicates directors and officers who are "interested persons" of the Company (as defined in the 1940 Act). Unless otherwise noted, the address of each director and officer is c/o Readington Holdings, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                                                                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE        POSITION HELD WITH REGISTRANT                 DURING PAST FIVE YEARS
---------------------        -----------------------------                 ----------------------

Terry K. Glenn (59)*         President & Chairman of the Board       Executive Vice President of the
                                                                     Investment Adviser and Merrill Lynch
                                                                     Investment Managers, L.P. since 1983;
                                                                     Executive Vice President and Director of
                                                                     Princeton Services since 1993; President
                                                                     of FAM Distributors, Inc. since 1986 and
                                                                     Director thereof since 1991; President of
                                                                     Princeton Administrators, L.P. since 1988.

Kevin McKenna (43)*          Director                                First Vice President of MLIM since 1997
                                                                     and associated with MLIM since 1981.

Caroline Dorsa (40)          Director                                Vice President and Treasurer of Merck &
                                                                     Co., Inc. since 1997; Treasurer of Merck
                                                                     & Co., Inc. since 1994.

Jon Filderman (42)           Director                                Assistant Counsel to Merck & Co., Inc.
                                                                     since 1996; Senior Attorney at Merck &
                                                                     Co., Inc. from 1995 to 1996.

Robert E. Underwood (49)     Director                                Assistant Treasurer of Merck & Co., Inc.
                                                                     since 1996; Controller - Europe, Human
                                                                     Health Division of Merck & Co., Inc. from
                                                                     1992 to 1997.

Christopher P. Lynch (44)    Vice President and Assistant            Assistant Treasurer of Merck & Co., Inc.,
                             Secretary                               since 1997; Director of Insurance and
                                                                     Risk Management of Merck & Co., Inc. from
                                                                     1995 to 1997.

Phillip S. Gillespie (36)*   Secretary                               Director since 2000 and attorney
                                                                     associated with the Investment Adviser
                                                                     since 1998; Assistant General Counsel of
                                                                     Chancellor LGT Asset Management, Inc.
                                                                     from 1997 to 1998; Senior Counsel and
                                                                     Attorney in the Division of Investment
                                                                     Management and the Office of General
                                                                     Counsel at the U.S. Securities and
                                                                     Exchange Commission from 1993 to 1997.

Donald C. Burke (40)*        Treasurer                               Senior Vice President and Treasurer of
                                                                     the Investment Adviser and MLIM since
                                                                     1999; Senior Vice President and Treasurer
                                                                     of Princeton Services since 1999; Vice
                                                                     President of FAMD since 1999; First Vice
                                                                     President of MLIM from 1997 to 1999; Vice
                                                                     President of MLIM from 1990 to 1997;
                                                                     Director of Taxation of MLIM since 1990.

                                                                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE        POSITION HELD WITH REGISTRANT                 DURING PAST FIVE YEARS
---------------------        -----------------------------                 ----------------------

Patrick Maldari (38)*        Vice President and Portfolio            Managing Director of Americas Fixed
                             Manager                                 Income for MLIM since 1999; Employee
                                                                     of MLIM since 1984.

         COMPENSATION

         The directors and officers of the Company will not be compensated for their services.

         CODE OF ETHICS

         The Board of Directors of the Company has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Company and the Investment Adviser (the "Code of Ethics"). The Code of Ethics significantly restricts the personal investing activities of all employees of the Investment Adviser and, as described below, imposes additional more onerous restrictions on Company investment personnel.

         The Code of Ethics requires that all employees of the Investment Adviser pre-clear any personal securities investments (with limited exceptions such as mutual funds, high-quality short-term securities and direct obligations of the U.S. Government). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Code of Ethics provides for trading "blackout periods" which prohibit trading by investment personnel of the Company within seven calendar days, before or after, of trading by the Company in the same or equivalent security.

         A copy of the Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is also available through the SEC's Internet site, http://www.sec.gov., and copies may be obtained after paying a duplication fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Secretary, Washington D.C. 20549-0102.

ITEM 19.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table shows the share ownership as of August 11, 2000 of the Company's principal holders of securities and its directors and officers as a group:


                                                  CLASS A SENIOR STOCK        CLASS B JUNIOR STOCK
                                                  --------------------        --------------------
NAME OF BENEFICIAL OWNER                         AMOUNT     PERCENTAGE       AMOUNT     PERCENTAGE
------------------------                         ------     ----------       ------     ----------

Merck Holdings, Inc. .....................           --         --           600,781       96.96%

Merrill Lynch Capital Services, Inc. .....        5,000        100%           18,736        3.02%

Directors and officers as a group
(nine persons) ...........................           --         --                 2           *

_________

*  Less than 1%



         As of August 11, 2000, 96.96% of the outstanding shares of Class B Junior Stock was owned beneficially and of record by Merck Holdings, 1 Rodney Square, 920 King Street, Suite 406, Wilmington, Delaware 19801. As a result of this ownership, Merck Holdings is able to elect 60% of the Company's entire Board of Directors and otherwise influence actions that require the approval of the Company's stockholders, subject to the approval rights of the holders of the Class A Senior Stock described below.

         As of August 11, 2000, 100% of the outstanding shares of Class A Senior Stock and 3.02% of the outstanding shares of Class B Junior Stock were owned beneficially and of record by MLCS, World Financial Center, North Tower, New York, New York 10281. As the sole holder of the Class A Senior Stock, MLCS is able to elect 40% of the Company's Board of Directors and its approval is required for (i) any plan of reorganization adversely affecting the Class A Senior Stock or (ii) any action requiring a vote of security holders under
Section 13(a) of the 1940 Act.

         Merck Holdings is a corporation organized under the laws of the State of Delaware. MLCS is a corporation organized under the laws of Delaware. The parent corporation of Merck Holdings is Merck. The parent corporation of MLCS is ML & Co.

ITEM 20.  INVESTMENT ADVISORY AND OTHER SERVICES

         The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Company and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Company's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors, any restrictions set forth in the Certificate of Incorporation and By-Laws of the Company, and compliance with the applicable provisions of the 1940 Act, as well as the investment limitations described under "Item 17. Investment Objectives and Policies." The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Company. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Company does business. The Investment Adviser is also responsible for providing the Company with such executive, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Company's Board of Directors, except to the extent these services are provided by an administrator or an accounting firm hired by the Company.

         For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Company will pay the Investment Adviser a monthly fee at the annual rate of 0.20% of the first $50 million of the average monthly value of the New Investments of the Company, 0.15% of the next $50 million of the average monthly value of the New Investments of the Company, 0.10% of the next $150 million of the average monthly value of the New Investments of the Company, and 0.08% of the average monthly value of the New Investments of the Company over $250 million. The average monthly value will be calculated in accordance with procedures established by the Board. In addition, the Company will pay the Investment Adviser at the end of each calendar month a management fee for certain management services described in the Investment Advisory Agreement. The Investment Adviser will not be paid any fee based on the value of the Dividend Receipts or the Swap Agreements.

         The Company bears all costs of its operation other than those incurred by the Investment Adviser under the Investment Advisory Agreement. In particular, the Company pays investment advisory fees, fees and expenses associated with the Company's administration, record keeping and accounting, fees and expenses for the custodian of the Company's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses. The Investment Adviser will reimburse the Company for any expenses (excluding brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Company in any year in excess of the most restrictive expense limitation which is imposed by any state and to which the Company is then subject, if any. The Company is not, to its knowledge, subject to any state expense limitations. Under the Investment Advisory Agreement, the Investment Adviser provides the Company with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the other affairs of the Company. The Investment Advisory Agreement was approved by the Company's stockholders by unanimous written consent dated as of August 10, 2000. The Investment Advisory

Agreement provides that the Investment Adviser and its affiliates, officers, directors, employees, partners and stockholders shall only be liable for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties and obligations under the Investment Advisory Agreement.

         The Company employs State Street Bank and Trust Co., with its principal place of business at 225 Franklin Street, Boston, MA 02110, as the Custodian. The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Company's investments and maintaining books of original entry for Company accounting and other required books and accounts. The Company employs Merrill Lynch Investment Partners Inc., with its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08543 as the Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. The Company also employs Deloitte & Touche LLP, with its principal place of business at Princeton Forrestal Village, 116-300 Village Blvd., Princeton, NJ 08540-6400, as independent public accountant. Deloitte & Touche is responsible for auditing the annual financial statements of the Company.

ITEM 21.  BROKERAGE ALLOCATION AND OTHER PRACTICES

         The New Investments in which the Company may invest are traded privately or exclusively among dealers and investors acting as principal, and not through brokers acting as agent. Purchases and sales of portfolio securities by the Company will be effected through securities dealers. As a result, while the prices at which the Company purchases and sells New Investments may reflect a mark-up or mark-down compared to the dealer's cost, the Company does not expect to pay brokerage commissions in connection with portfolio transactions.

         The primary responsibility for selecting dealers for any particular transaction will be exercised by the Investment Adviser on behalf of the Company. Dealers will be selected to effect principal transactions for the Company on the basis of their ability to obtain the lowest net purchase price or the highest net sale price for the relevant portfolio securities and, in the case of thinly traded securities, their familiarity with the particular trading patterns in those securities. Research services usually will not be a factor in the selection of dealers, because the Company will rely upon the knowledge of the Investment Advisor with respect to potential areas of investment.

ITEM 22.  TAX STATUS

         Taxation of the Company. The Company intends to qualify and elect to be treated for federal income tax purposes as a regulated investment company (a "RIC") under subchapter M of the Code. In order to so qualify, the Company must, among other things: (a) elect to be treated as a RIC; (b) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Company's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the market value of the Company's total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Company's total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. The investment policies and restrictions adopted by the Company are intended to cause the Company to satisfy these qualification rules. See "Item
17. Investment Objectives and Policies". In addition, because the treatment of interest rate swaps under these qualification rules is not entirely clear, the Company will limit its activity in this regard in order to maintain its qualification as a RIC.

         If the Company qualifies as a RIC and distributes to the Stockholders at least 90% of its net investment income (i.e., the Company's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Company will not be subject to federal income tax on the portion of its net investment income and net capital gain (i.e., the excess of the Company's net realized long-term capital gain over net realized short-term capital loss) that it distributes to Stockholders. For purposes of this rule, the Company generally will be treated as having made a distribution to the extent that any Class A Senior Stockholder agrees to take a consent dividend (see "Taxation of the Stockholders--Consent Dividends" below). However, the Company will be subject to corporate income tax (currently at a rate of 35%) on any undistributed income and gain. If the Company retains amounts attributable to its net capital gain, it will designate such retained amounts as undistributed capital gains in a notice to the Stockholders, each of whom (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (ii) will be entitled to credit their proportionate share of the 35% tax paid by the Company on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their federal income tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by a portion (currently equal to 65%) of the amount of undistributed capital gain included in such Stockholder's income.

         As noted above, the Company must distribute annually at least 90% of its net investment income to garner the benefit of the special treatment afforded RICs under the Code. A distribution will not be taken into account for purposes of the 90% distribution requirement unless it qualifies for the dividends-paid deduction under the Code, which requires that the distribution not be "preferential" under the Code. The Company intends to rely on the advice of its counsel that distributions with respect to the Shares should not be preferential. Nonetheless, there can be no assurance that the Internal Revenue Service ("IRS") will not take the position that distributions on one of the Company's two classes of stock are preferential and therefore not eligible for the dividends-paid deduction. If the IRS successfully disallows the dividends-paid deduction for distributions with respect to the Shares, the Company could lose the benefit of the special treatment afforded RICs under the Code.

         In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) 100% of the undistributed ordinary income and capital gains from previous years. For this purpose, any income or gain retained by the Company subject to corporate income tax will be treated as having been distributed. By making distributions to avoid imposition of the excise tax, the Company may limit the extent to which it is able to retain its net capital gains for investment.

         The Company intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, if the Company does not meet the asset coverage requirements of the 1940 Act, the Company will be required to suspend distributions to the holders of the Class A Senior Stock and/or the Class B Junior Stock until the asset coverage is restored. This may prevent the Company from distributing at least 90% of its net investment income, and may therefore cause the Company to incur corporate income tax or the excise tax on the undistributed taxable income (including gain).

         The IRS has taken the position in a revenue ruling that a RIC that has two or more classes of shares must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of each type of income for each taxable year based on the total dividends distributed to each class for such year, including dividends qualifying for the corporate dividends-received deduction and net capital gain. Consequently, the Company intends to allocate, to the fullest extent practicable, income distributed with respect to the Class A Senior Stock and Class B Junior Stock as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Company will designate dividends qualifying for the corporate dividends-received deduction, income not qualifying for the dividends-received deduction, and net capital gain income in a manner that allocates such income between the holders of the Class A Senior Stock and Class B Junior Stock in proportion to the total distributions made to each class during the taxable year, or otherwise as required by applicable law.

Taxation of the Stockholders

         Distributions. For any period during which the Company qualifies as a RIC, distributions to Stockholders of the Company's net investment income and short-term capital gains will be taxable as ordinary income. It is not expected that such dividends will be eligible for the dividends-received deduction available to corporate stockholders under the Code. Distributions to Stockholders of the company's net capital gain that are designated by the Company as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long the Stockholder has held the Shares, and will not be eligible for the dividends-received deduction. After the close of each taxable year, the Company will identify for the Stockholders the portions of its distributions that are attributable to capital gains and to ordinary income, respectively. Any distribution in excess of the Company's net investment income and net capital gain will first reduce a Stockholder's basis in his Shares and, after the Stockholder's basis is reduced to zero, will constitute capital gain to a Stockholder who holds his Shares as capital assets.

         Dividends and distributions by the Company generally are taxable to a Stockholder in the taxable year of the Stockholder in which the distribution is made. However, any dividend declared by the Company in October, November or December of any calendar year that is payable to Stockholders of record on a specified date in such a month and actually paid during January of the following year will be treated as received on December 31 of the year in which declared. Investors should carefully consider the tax implications of buying Shares shortly before a distribution because the price of the Shares purchased at this time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received. If the Company suffers a net taxable loss in any taxable year, Stockholders will not be permitted to utilize that loss in their tax returns.

         Consent Dividends. Because the Company may have net investment income in excess of its cash flow for one or more taxable years, it may request the Class A Senior Stockholders to take "consent dividends" in order to satisfy the distribution requirements applicable to RICs (see "Taxation of the Company" above). The amount of any consent dividend will be treated, for federal and applicable state income tax purposes, as if it were actually distributed in money by the Company to the consenting Class A Senior Stockholder (even though no money is actually distributed) and contributed by such Stockholder to the Company as paid-in capital. The consenting Class A Senior Stockholder will increase its basis in the Class A Senior Stock by the amount of the consent dividend and, if such Stockholder is a corporation, increase its earnings and profits by such amount. In order for a Class A Senior Stockholder to agree to a consent dividend for any taxable year, such Stockholder will be required to complete and execute IRS Form 972 (including any necessary attachments or other forms), which will specify the amount of the consent dividend to which such Stockholder has agreed to for such taxable year. The consenting Class A Senior Stockholder will be required to provide the Form 972 to the Company, and the Company will file the Form 972 with its federal and applicable state income tax returns.

         Dispositions. Gain or loss, if any, recognized on the sale or other disposition of Shares will be taxed as capital gain or loss if the Shares are capital assets in the Stockholders's hands. Generally, a Stockholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. If a Stockholder sells or otherwise disposes of a Share before holding it for more than six months, any loss on the sale or other disposition of such Share shall be treated as a long-term capital loss to the extent of any capital gain dividends received (or treated as having been received) by the Stockholder with respect to such Share. A loss realized on a sale or exchange of Shares may be disallowed if other Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the Shares are disposed of. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

         Certain Expenses. Because the Company is a nonpublicly offered RIC, certain expenses of the Company (such as those relating to investment advice and other services) may be subject to special rules that treat the expenses as being incurred by the Stockholders rather than the Company. The special rules apply only in the case of Stockholders who are individuals, persons who compute their income in the same manner as an individual, and certain pass-through entities, and they apply only with respect to the portion of the affected expenses that are allocable to such affected Stockholders. If the special rules apply, an affected Stockholder will be treated as having received or accrued a dividend in an amount equal to the Stockholder's allocable share of such expenses and as having paid or incurred an expense in the same amount. The affected Stockholder will take into account such amounts in its taxable year with which (or within which) the calendar year with respect to which the expenses are allocated ends. In the case of an affected Stockholder who is an individual, such expenses may be allowed as a miscellaneous itemized deduction to the extent the aggregate of such deductions exceeds 2% of the Stockholder's federal adjusted gross income. To the extent these special rules apply to treat the expenses as being incurred by an affected Stockholder, the Company will not be allowed a deduction for such expenses in computing its net investment income.

         Backup Withholding. The Company may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid to individual and certain other non-corporate Stockholders. This tax may be withheld from dividends if (i) the Stockholder fails to furnish the Company with the Stockholder's correct taxpayer identification number, (ii) the IRS notifies the Company that the Stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the Stockholder fails to certify that he or she is not subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules from payments made to a Stockholder may be credited against such Stockholder's federal income tax liability.

         Foreign Stockholders. Taxation of a Stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Stockholders") depends, in part, on whether the Stockholder's income from the Company is "effectively connected" with a United States trade or business carried on by the Stockholder. If the dividends or distributions from the Company are effectively connected with a United States trade or business carried on by a Foreign Stockholder, then dividends of net investment income, distributions of net capital gain, and gains realized upon the sale of Shares will be subject to United States federal income tax at the rates applicable to United States citizens or domestic corporations.

         If the income from the Company is not effectively connected with a United States trade or business carried on by the Foreign Stockholder, (i) dividends of net investment income will be subject to a 30% (or lower treaty rate) United States federal withholding tax, and (ii) distributions of net capital gain and gains realized upon the sale of Shares will not be subject to United States federal income tax as long as such Foreign Stockholder is not a nonresident alien individual who was physically present in the United States for more than 182 days during the taxable year and, in the case of gains realized upon the sale of Shares, certain other conditions are met. However, certain Foreign Stockholders may nonetheless be subject to 31% backup withholding on distributions of net capital gain and gross proceeds paid to them upon the sale of the Shares (see "Backup Withholding").

         The tax consequences to a Foreign Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Prospective foreign investors are urged to consult with their own tax advisors with respect to (a) whether their income from the Company is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in the Company.

         THE FOREGOING IS ONLY A BRIEF SUMMARY OF SOME OF THE IMPORTANT FEDERAL INCOME TAX CONSIDERATIONS GENERALLY AFFECTING THE COMPANY AND THE STOCKHOLDERS. NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSIDERATIONS, AND THERE MAY BE OTHER FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSIDERATIONS APPLICABLE TO A PARTICULAR INVESTOR. BECAUSE THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PURCHASING, HOLDING, AND DISPOSING OF SHARES, AS WELL AS THE EFFECTS OF STATE, LOCAL, AND FOREIGN TAX LAWS AND ANY PROPOSED TAX LAW CHANGES.

ITEM 23. FINANCIAL STATEMENTS

         The following comprise the financial statements of the Company:

         -     Report of Independent Public Accountants;

         -     Balance Sheet as of June 30, 2000 and December 31, 1999;

         - Statement of Operations for the six months ended June 30, 2000 and the year ended December 31, 1999;

         - Statement of Changes in Net Assets for the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998; and

         -     Notes to the Financial Statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Directors of
Readington Holdings, Inc.:

We have audited the accompanying balance sheet of Readington Holdings, Inc. as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Readington Holdings, Inc. as of December 31, 1999, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen LLP


New York, New York
August 11, 2000

                            READINGTON HOLDINGS, INC.
                                  BALANCE SHEET
              AS OF JUNE 30, 2000 (UNAUDITED) AND DECEMBER 31, 1999

                                                         JUNE 30,    DECEMBER 31,
                                                          2000          1999
                                                       ----------    ----------
($ in thousands)                                       (Unaudited)
ASSETS
Cash and cash equivalents ..........................   $       .2    $       .2
Machinery and equipment ............................         --         5,708.0
      Less accumulated depreciation ................         --        (5,524.4)
                                                       ----------    ----------
                                                             --           183.6
                                                       ----------    ----------
      Total Assets .................................   $       .2    $    183.8
                                                       ==========    ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Other accrued expenses .............................   $     --      $    224.3
                                                       ----------    ----------
      Total Liabilities ............................         --           224.3
                                                       ----------    ----------
STOCKHOLDERS' EQUITY
Common stock (100 shares authorized, issued and
        outstanding, no par value) .................   $       .1    $       .1
Paid-in capital ....................................    143,421.5     143,421.5
Accumulated deficit ................................   (143,421.4)   (143,462.1)
                                                       ----------    ----------
      Total Stockholders' Equity ...................           .2         (40.5)
                                                       ----------    ----------

      Total Liabilities and Stockholders' Equity ...   $       .2    $    183.8
                                                       ==========    ==========

    The accompanying notes are an integral part of this financial statement.

                            READINGTON HOLDINGS, INC.
                             STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND
                        THE YEAR ENDED DECEMBER 31, 1999

                                                                   Six Months Ended       Year Ended
                                                                     June 30, 2000     December 31, 1999
                                                                   ----------------    -----------------
($ in thousands)                                                      (Unaudited)
Depreciation expense ..........................................        $(183.6)            $(430.6)
Dividend income ...............................................           40.8                23.0
Other income (expense), net ...................................          224.3               (80.4)
                                                                        ------              ------
Investment income (loss) before income taxes ..................           81.5              (488.0)
Income taxes ..................................................           --                  --
                                                                        ------              ------
Investment income (loss)-net ..................................           81.5              (488.0)
                                                                        ------              ------
Net increase (decrease) in net assets resulting from operations         $ 81.5             $(488.0)
                                                                        ======              ======

    The accompanying notes are an integral part of this financial statement.

                            READINGTON HOLDINGS, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                   Six Months        Year Ended December 31,
                                                     Ended          ------------------------
                                                 June 30, 2000        1999            1998
                                                 -------------      --------        --------
($ in thousands)                                  (Unaudited)

INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS:
Depreciation ..............................         $ (183.6)       $ (430.6)       $ (430.6)
Asset impairments .........................             --              --          (3,497.2)
Gain on sale of investments ...............             --              --           2,427.8
Interest and dividend income ..............             40.8            23.0            60.6
Change in other assets/liabilities ........            224.3           (80.4)          (85.6)
                                                    --------        --------        --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ................             81.5          (488.0)       (1,525.0)
Dividends paid to shareholders ............            (40.8)          (22.4)       (6,577.6)
                                                    --------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...             40.7          (510.4)       (8,102.6)
                                                    --------        --------        --------
NET ASSETS AT BEGINNING OF PERIOD .........            (40.5)          469.9         8,572.5
                                                    --------        --------        --------
NET ASSETS AT END OF PERIOD ...............         $     .2        $  (40.5)       $  469.9
                                                    ========        ========        ========



    The accompanying notes are an integral part of this financial statement.

                            READINGTON HOLDINGS, INC.
                          NOTES TO FINANCIAL STATEMENTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                 AND THE YEARS ENDED DECEMBER 31, 1999 AND 1998

1.   DESCRIPTION OF BUSINESS

MCCO Corp., renamed Readington Holdings, Inc. (Readington or the Company) in August 2000, was incorporated in the State of New Jersey as an indirect wholly-owned subsidiary of Merck & Co., Inc. (Merck). The Company primarily held investments in a portfolio of equipment leases. Prior to August 2000, the Company's authorized 100 shares of no-par common stock were held by Merck Holdings, Inc. (Merck Holdings), a wholly-owned subsidiary of Merck. In August 2000, as a result of a change in the nature of its assets and the placement of its shares to more than 100 investors, Readington became a non-diversified closed-end management company subject to registration under the Investment Company Act of 1940, as amended. (See Subsequent Recapitalization below.)

2.   BASIS OF PRESENTATION

The accompanying financial statements of Readington for the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 are prepared in accordance with generally accepted accounting principles. The interim statements are subject to possible adjustments in connection with the annual audit of Readington's accounts for the full year; in management's opinion, all adjustments necessary for a fair presentation of the interim statements have been included and are of a normal and recurring nature.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Depreciation is provided over the estimated average remaining useful lives of the computer equipment, which approximate five years, using the straight-line method.

4.   ASSET WRITEDOWNS AND SALES OF INVESTMENTS

In 1995, the Company purchased certain data processing equipment subject to various leases. As owner of the assets, the Company was entitled to residual rents from the re-lease of the equipment (at various periods beginning in 1996 and ending in 2000), salvage value and the tax benefits of depreciation. In 1998, the Company wrote off a $4.3 million receivable associated with residual rents and a $3.1 million nonrecourse loan plus $.3 million accrued interest, payable solely from the proceeds of residual rents, generating a $.9 million charge to operations. In 1998, the Company also wrote off $2.5 million of additional investments in computer leasing equipment. The Company also sold certain investments in 1998 with a carrying value of $1.9 million and recorded a gain of $2.4 million. At June 30, 2000, all computer equipment had been disposed of through sale or scrap.

5.   INCOME TAXES

Through June 30, 2000, the Company was part of a consolidated federal income tax return and any net operating losses could not be utilized on a separate company basis. Accordingly, no income tax provision/benefit is reflected in the Statement of Operations.

6.   SUBSEQUENT RECAPITALIZATION (UNAUDITED)

In August 2000, as a result of a change in the nature of its assets and the placement of shares of its capital stock to more than 100 investors (the Recapitalization) as described below, Readington became a non-diversified closed-end management company (as those terms are defined in Sections 4(3), 5(a)(2), and 5(b)(2) of the Investment Company Act of 1940, as amended, [the Act]) and is subject to registration under the Act. Merrill Lynch Capital Services, Inc. (MLCS), a wholly owned subsidiary of Merrill Lynch & Co. and Merck Holdings retain substantial beneficial interests in the entity.

Pursuant to the Recapitalization, (a) Merck Holdings contributed a 96.20% interest in certain dividend receipts (the Dividend Receipts) to the Company in exchange for 600,781 shares of Class B Junior Stock; (b) MLCS contributed a 3.80% interest in the Dividend Receipts to the Company in exchange for 5,000 shares of Class A Senior Stock and 18,736 shares of Class B Junior Stock; and
(c) the Company sold an aggregate of 109 shares of Class B Junior Stock to a group of individual accredited investors at a price of $1,000 per share. The Class A Senior Stock provides for fixed rate dividends of 6.596% (plus any taxable income as determined in accordance with section

852(a)(1) of the Internal Revenue Code of 1986, as amended, in excess of $41,507,000). Dividends on the Class B Junior Stock are paid only after the Class A dividend has been paid in full, if, as and when declared by the Board of Directors.

The Dividend Receipts, with an aggregate market value at August 11, 2000 of $624.5 million, represent the right to receive dividends until December
2023 on the following investments (Underlying Shares) in the money market funds (the Money Market Funds) listed below:

       (i) Short-Term Investments Co. - Liquid Assets Portfolio (135,000,000 shares);

      (ii) Short-Term Investments Co. - Prime Portfolio (150,000,000 shares);

     (iii) Short-Term Investments Trust - Treasury Portfolio (150,000,000 shares);

      (iv) Merrill Lynch Institutional Money Market Fund (165,000,000 shares);

       (v) Merrill Lynch Premier Institutional Money Market Fund (200,000,000 shares).


In order to fix future cash flows on the Dividend Receipts, the Company also entered into two swap agreements (Swap Agreements) with MLCS. Under the first swap, the Company will make a one-time payment in 2023 to MLCS equal to the compounded value of a series of floating rate payments on a fixed notional amount of $172,223,000. In return, the Company will receive from MLCS a fixed one-time payment at the swap maturity equal to $629,626,000. Under the second swap, the Company will make monthly floating rate payments to MLCS at a rate equal to the blended rate received on the Dividend Receipts, and in return, the Company will receive monthly payments from MLCS at a fixed rate of 6.62%, in each case on a notional amount of $627,777,000.

CAPITALIZATION

The following table sets forth the capitalization of Readington as of June 30, 2000 on an actual basis and on a pro forma basis giving effect to adjustments reflecting the August 2000 Recapitalization described above.



($ in thousands)                               ACTUAL         PRO FORMA
                                             -----------     -----------
Cash ..................................     $      --       $       109

Dividend Receipts .....................            --           624,517

Swap Agreements .......................            --               --
                                             ----------      -----------
     Total Assets .....................      $     --        $   624,626
                                             ==========      ===========

Class A Senior Stock (5,000 shares at
     $1,000 par value) ................      $     --        $     5,000

Class B Junior Stock (619,626 shares at
     $1,000 par value) ................            --            619,626
                                             ----------      -----------
     Total Capitalization .............      $     --        $   624,626
                                             ==========      ===========

                            PART C: OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     1.     Financial Statements:

            Report of Independent Public Accountants
            Balance Sheet
            Statement of Operations
            Statement of Changes In Net Assets
            Notes to Financial Statements

     2.     Exhibits:

            a.    Amended and Restated Certificate of Incorporation.

            b.    Bylaws.

            g.    Form of Investment Advisory Agreement.

            j.    Form of Custody Agreement.

            k(1). Form of ISDA Master Agreement.

            k(2). Form of Fixed/Floating Swap Confirmation Agreement.

            k(3). Form of Bullet Payment Swap Confirmation Agreement.

            k(4). Form of Transfer Agency Agreement.

            n.    Consent of Independent Public Accountants.

            p(1). Contribution Agreement.

            p(2). Stock Subscription Agreement.

            r.    Code of Ethics.

ITEM 25. MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         All expenses in connection with the issuance and distribution of Shares will be paid by Merck and/or ML & Co. As a result, the Company will not incur any expenses in connection with the issuance and distribution of Shares.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         The response to this item is incorporated by reference from (i) Exhibit 21 to the Annual Report on Form 10-K (File No. 001-03305) of Merck & Co., Inc. for the fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission (the "SEC") on March 22, 2000, and (ii) Exhibit 21 to the Annual Report on Form 10-K (File No. 001-07182) of Merrill Lynch & Co., Inc. for the fiscal year ended December 31, 1999, filed with the SEC on March 9, 2000.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         The following table sets forth the number of record holders of each class of securities of the Company as of August 11, 2000.


            TITLE OF CLASS                     NUMBER OF RECORDHOLDERS
            --------------                     -----------------------
    Class A Senior Stock ............                    1

    Class B Junior Stock ............                  111

ITEM 29.  INDEMNIFICATION

         Reference is made to the provisions of Article VI of the Company's Amended and Restated Certificate of Incorporation and Article VIII of the Company's By-Laws, each filed as an exhibit to this Registration Statement.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The Investment Adviser acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust; Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Premier Growth Trust, Mercury Global Holdings, Inc., Mercury Internet Strategies Fund, Inc., Mercury Basic Value Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Large Cap Series Funds, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and the Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Insured Fund IV, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

         Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., The Asset Program Inc., and Hotchkis and Wiley funds (advised by Hotchkis and Wiley, a division of MLIM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

         The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of MLIM, Princeton Services and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. ("FAMD"), of Mercury Funds Distributor ("MFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and ML & Co., is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Company's transfer agent, Merrill Lynch Investment Partners Inc. ("MLIP"), is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since July 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 30, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.


                                   POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME                  THE INVESTMENT ADVISER                    VOCATION OR EMPLOYMENT
-------------------------  --------------------------------   ---------------------------------------------
ML & Co..................  Limited Partner                    Financial Services Holding Company; Limited
                                                              Partner of MLIM

Princeton Services.......  General Partner                    General Partner of MLIM

Jeffrey M. Peek .........  President                          President of MLIM; President and Director of
                                                              Princeton Services; Executive Vice President
                                                              of ML & Co., Managing Director and Co-
                                                              Head of the Investment Banking Division of
                                                              Merrill Lynch in 1997; Senior Vice President

                                   POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME                  THE INVESTMENT ADVISER                    VOCATION OR EMPLOYMENT
-------------------------  --------------------------------   ---------------------------------------------
                                                                    and Director of the Global Securities and
                                                                    Economics Division of Merrill Lynch from
                                                                    1995 to 1997

Terry K. Glenn ................  Executive Vice President           Executive Vice President of MLIM; Executive
                                                                    Vice President and Director of Princeton
                                                                    Services; President and Director of FAMD;
                                                                    Director of FDS; President of Princeton
                                                                    Administrators

Gregory A. Bundy ..............  Chief Operating Officer and        Chief Operating Officer and Managing
                                 Managing Director                  Director of MLIM; Chief Operating Officer
                                                                    and Managing Director of Princeton Services;
                                                                    Co-CEO of Merrill Lynch Australia from 1997
                                                                    to 1999

Donald C. Burke ...............  Senior Vice President and          Senior Vice President, Treasurer and Director
                                 Treasurer                          of Taxation of MLIM; Senior Vice President
                                                                    and Treasurer of Princeton Services; Vice
                                                                    President of FAMD; First Vice President of
                                                                    MLIM from 1997 to 1999; Vice President of
                                                                    MLIM from 1990 to 1997

Michael G. Clarke .............  Senior Vice President              Senior Vice President of MLIM; Senior Vice
                                                                    President of Princeton Services; Treasurer and
                                                                    Director of FAMD; First Vice President of
                                                                    MLIM from 1997 to 1999; Vice President of
                                                                    MLIM from 1996 to 1997

Robert C. Doll, Jr. ...........  Senior Vice President              Senior Vice President of MLIM, Senior Vice
                                                                    President of Princeton Services; Chief
                                                                    Investment Officer of Oppenheimer Funds,
                                                                    Inc. in 1999 and Executive Vice President
                                                                    thereof from 1991 to 1999

Vincent R. Giordano ...........  Senior Vice President              Senior Vice President of MLIM; Senior Vice
                                                                    President of Princeton Services

Michael J. Hennewinkel ........  Senior Vice President,             Senior Vice President, Secretary and General
                                 Secretary and General Counsel      Counsel of MLIM; Senior Vice President of
                                                                    Princeton Services

Philip L. Kirstein ............  Senior Vice President              Senior Vice President of MLIM; Senior Vice
                                                                    President, Secretary, General Counsel and
                                                                    Director of Princeton Services

Debra W. Landsman Yaror........  Senior Vice President              Senior Vice President MLIM; Senior Vice
                                                                    President of Princeton Services; Vice President
                                                                    of FAMD

                                   POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME                  THE INVESTMENT ADVISER                    VOCATION OR EMPLOYMENT
-------------------------  --------------------------------   ---------------------------------------------
Stephen M.M. Miller ...........  Senior Vice President              Executive Vice President of Princeton
                                                                    Administrators; Senior Vice President of
                                                                    Princeton Services

Joseph T. Monagle, Jr. ........  Senior Vice President              Senior Vice President of MLIM; Senior Vice
                                                                    President of Princeton Services

Gregory D. Upah ...............  Senior Vice President              Senior Vice President of MLIM; Senior Vice
                                                                    President of Princeton Services

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         Custodian:    State Street Bank and Trust Co.
                       One Heritage Drive
                       North Quincy, MA 02171


                                AND

                       Readington Holdings, Inc.
                       800 Scudders Mill Road
                       Plainsboro, New Jersey 08536



ITEM 32.  MANAGEMENT SERVICES

         Not Applicable.

ITEM 33.  UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Princeton, State of New Jersey, on the 11th day of August, 2000.

                                       READINGTON HOLDINGS, INC.


                                       By: /s/ Phillip S. Gillespie
                                          ---------------------------
                                          Name: Phillip S. Gillespie
                                          Title: Secretary

                                  EXHIBIT INDEX


EXHIBIT                                                              SEQUENTIAL
NUMBER      DESCRIPTION                                              PAGE NUMBER
------      -----------                                              -----------

a.          Amended and Restated Certificate of Incorporation

b.          By-Laws

g.          Form of Investment Advisory Agreement

j.          Form of Custody Agreement

k(1).       Form of ISDA Master Agreement

k(2).       Form of Fixed/Floating Swap Confirmation Agreement

k(3)        Form of Bullet Payment Swap Confirmation Agreement

k(4)        Form of Transfer Agency Agreement

n.          Consent of Independent Public Accountants

p(1).       Contribution Agreement

p(2).       Stock Subscription Agreement

r.          Code of Ethics